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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) March 21, 2001
                                --------------



            J.P. Morgan Chase Commercial Mortgage Securities Corp.
            ------------------------------------------------------

              (Exact Name of Registrant as Specified in Charter)

                 Delaware                                  333-87441                                 13-3789046
-----------------------------------------      ---------------------------------       ---------------------------------------
     (State or Other Jurisdiction of                (Commission File Number)            (I.R.S. Employer Identification No.)
              Incorporation)

                                                  60 Wall Street
                                             New York, New York  10260
                                             -------------------------
                                          (Address of Principal Executive
                                               Offices and Zip Code)

                         Registrant's telephone number, including area code (212) 648-3060
                                                                            --------------



------------------------------------------------------------------------------------------------------------------------------


Item 5.    Other Events
------     ------------

Filing of Computational Materials.
---------------------------------

         In connection with the proposed offering of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2001-CIBC1, J.P. Morgan, a division of Chase Securities Inc., CIBC World Markets Corp., Deutsche Banc Alex. Brown and Morgan Stanley & Co. Incorporated (together, the "Underwriters") have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.

         Item 7.  Financial Statements, Pro Forma Financial Information and
         ------   Exhibits.
                  ---------------------------------------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No                                       Description
         -----------                                      -----------

            99                                       Computational Materials
                                                     Filed on Form SE dated
                                                           March 23, 2001

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             J.P. Morgan CHASE Commercial Mortgage
                                   SECURITIES CORP.




                             By   /s/ Bianca A. Russo
                                  -------------------
                                  Name:     Bianca A. Russo
                                  Title:    Vice President



Dated:   March 23, 2001

                                 Exhibit Index
                                 --------------




                     Exhibit                                           Page
                     -------                                           ----

99             Computational Materials                                   6
               Filed on Form SE dated
               March 23, 2001

                 IN ACCORDANCE WITH RULE 311 OF REGULATION S-T,
            THESE COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.


                                  EXHIBIT 99

                            COMPUTATIONAL MATERIALS

                                      for

            J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

             Mortgage Pass-Through Certificates, Series 2001-CIBC1

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599



                                                           March 23, 2001


BY MODEM:
--------
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re: J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2001-CIBC1
              ------------------------------------------------------

Ladies and Gentlemen:

         On behalf of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for certain derived materials in connection with the above-referenced transaction.



                                   Very truly yours,

                                   /s/ George Hoyt

                                   George Hoyt




Enclosure